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                                [GUARDIAN LOGO]

                   THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                         Supplement dated July 28, 2005
                      to the Prospectus dated May 1, 2005

The information under the heading "Fund Management -- Portfolio Manager" with respect to The Guardian Stock Fund is replaced by the following:

Manind V. Govil, CFA, is the Fund's portfolio manager, effective August 1, 2005. He also serves as portfolio manager of The Guardian Park Avenue Fund and has been appointed Head of Equity Investments at Guardian Life as of the same date. Prior to joining Guardian Life, from 2001 he was Lead Portfolio Manager -- Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers ("Mercantile"); prior thereto, he served as Lead Portfolio Manager -- Core Equity, at Mercantile.

EB-014768 (8/1)